                                                                   EXHIBIT 10.24

                            LEASE MODIFICATION AND
                            ----------------------
                              EXTENSION AGREEMENT
                              -------------------

STATE OF GEORGIA
COUNTY OF FLOYD

WHEREAS, on December 14, 1992, First Union National Bank of Georgia, as Trustee under item 8 u/w of James E. Minge; First Union National Bank of Georgia, as Trustee u/a W/B. Minge dated September 15, 1987; First Union National Bank of Georgia and Jerry L. Minge co-executors u/w/o C.A. Minge, as Landlord and Image Carpets, Inc. as Tenant, did enter into a lease agreement covering certain premises described as 15 Old Airport Road, Rome, Georgia, for a period of two years beginning February 1, 1993 and ending on January 31, 1995; and

WHEREAS, said lease has been extended through January 31, 1996; and

WHEREAS, the J.E. Minge Estate Charitable Trust, is now the owner/landlord of the promises described in the original lease of December 14, 1992; and

WHEREAS, Image Carpets, Inc. (Tenant) is now Image Industries, Inc. (Tenant);
and

WHEREAS, it is the wish of Landlord and Tenant to extend and to modify said lease;

NOW THEREFORE, in consideration of the premises and the mutual covenants and premises herein contained, the parties agree as follows:

     (1) The said lease is hereby extended for the period of one year beginning February 1, 1996 and ending January 31, 1997 with a monthly rent of $13,533.33.

     (2) Landlord grants Tenant three (3) one (1) year options to extend this lease. Monthly rent for these option periods shall be:

     February 1, 1997 through January 31, 1999 - $13,533.33
     February 1, 1999 through January 31, 2000 - $14,000.00

These options may be exercised by Tenant by providing written notice to the Landlord one hundred twenty (120) days prior to the end of each term.

     (3) Landlord has the right to cancel this lease at any time after August 1, 1996 by providing Tenant with notice six (6) months prior to the date of cancellation.

All other terms and conditions of the original lease shall remain in full force and effect.

IN WITNESS WHEREOF, the Landlord and Tenant have hereunto set their hands and affixed their seals and executed this agreement of July 29, 1995

Signed, sealed, and delivered           First Union National Bank of Georgia,
In the presence of:                     as Trustee of the J.E. Minge Estate
                                        Charitable Trust


/s/ Susan Harrell                       By: /s/ [SIGNATURE ILLEGIBLE]
---------------------------                ----------------------------
     [NOTARY PUBLIC]                       Landlord
       [ILLEGIBLE]

Signed, sealed, and delivered           Image Industries, Inc.
In the presence of:

/s/ Linda Roder                         By: /s/ [SIGNATURE ILLEGIBLE]
---------------------------                ----------------------------
Notary Public  01/26/99                      Tenant
                                                (signed 6/22/95)

     ALSO EXCEPTED: All that tract or parcel of land situated, lying and being in Land Lot 129 and/or 160 in the 4th District and 4th Section of Floyd County, Georgia, and being in the 3rd Ward of the City of Rome and being more particularly described as follows:

     Beginning at an iron pin which marks the intersection of the north line of Shorter Avenue with the west line of Old Airport Road and running thence north 85 degrees 29 minutes west, 201.16 feet to an iron pin; running thence north 01 degree 05 minutes west, 208.52 feet to an iron pin; running thence south 85 degrees 32 minutes east 201.82 feet to an iron pin on the west line of Old Airport Road; running thence southerly along the westerly line of Old Airport Road, 205 feet, more or less, to an iron pin and the point of beginning. This property is bounded on the south by Shorter Avenue, on the east by Old Airport Road, on the west by West Rome Animal Clinic, and the north by property leased by Integrated Products.

     TRACT XII (Tax Map 566-3):
     ---------

     To find the true point of beginning start at an iron pin on the west right of way line of Black Bluff Road 200 feet southwest of the point where the north line of Land Lot 359 intersects the west right of way of the Black Bluff Road as measured along said Black Bluff Road, and running thence south 40 degrees 11 minutes west 139.72 feet to a point; thence south 41 degrees 59 minutes west 187.33 feet to an iron pin; thence north 49 degrees 55 minutes west 192.6 feet to an iron pin; thence north 34 degrees 3 minutes east 132.23 feet to an iron pin; thence north 79 degrees 02 minutes west 311.72 feet TO THE POINT OF BEGINNING; thence north 79 degrees 02 minutes west 114.28 feet to an iron pin; thence south 36 degrees 57 minutes west 113.22 feet to a point; thence north 86 degrees 30 minutes east 146.95 feet to a point; thence north 29 degrees 12 minutes east 68.79 feet to the point of beginning.

          TO HAVE AND TO HOLD, the said land, together with all and singular the rights, members, and appurtenances thereto belonging, or in any wise appertaining, to the only proper use, benefit and behoof of the said party of the second part, its successors and assigns, in as ample a manner as said James
E. Minge held the same.

          The will of the said James E. Minge is on file in the office of the Probate Judge of Floyd County, Georgia having been probated in solemn form with Letters Testamentary granted to parties of the first part on July 20, 1988.

     IN WITNESS WHEREOF, First Union National Bank and Jerry L. Minge, Co-Executors have hereunto set their hands and affixed their seals the day and year first above written.

Sworn to and subscribed
before me this ____ day                 FIRST UNION NATIONAL BANK
of February, 1990.


_______________________                 BY: /s/ [SIGNATURE ILLEGIBLE]
WITNESS                                     -------------------------
                                            TITLE: Vice President and
                                                   Trust Officer


________________________                ATTEST:_______________________
NOTARY PUBLIC                                  TITLE:

My Commission Expires:                                 [SEAL]
________________________

Sworn to and subscribed
before me this ____ day
of February, 1990.


________________________                _________________________(L.S.)
WITNESS                                 JERRY L. MINGE


________________________
NOTARY PUBLIC

My Commission Expires:
________________________

LESS AND EXCEPT THE FOLLOWING TRACTS OF LAND: All that tract of land situated and lying in Land Lot No. 160 in the 4th District and 4th Section of Floyd County, Georgia, and more particularly described as commencing at a point on the Alabama Road at the southwest corner of the above tract and running thence northerly along the westerly line of said tract a distance of 230.84 feet; thence easterly parallel with the present Alabama Public Road, 190 feet; thence southerly parallel with said first described line, 230.84 feet to the Alabama Public Road; thence westerly along said Alabama Public Road 190 feet to the beginning point on the northerly side of said road. Said described tract contains one (1) acre and is further described in a deed from Fred Addington to
H. A. Burns, recorded in Deed Book 163, Page 475, Floyd County Deed Records.

ALSO EXCEPTED: All that tract of land located in Land Lot No. 160 in said District and Section of Floyd County, more particularly described as commencing at a point on the northerly side of the present Alabama Road 305 feet easterly from the southwest corner of the first tract above mentioned, said beginning point also being 20 feet easterly from the southeast corner of the tract of land conveyed by said first party to H. A. Burns; and running thence northerly, parallel with the line of said tract conveyed to H. A. Burns, 226 feet, thence easterly, parallel with the said Alabama Road 95 feet; thence southerly, parallel with said line on the east side of said H. A. Burns tract, 226 feet to the Alabama Road; thence westerly along the northerly side of said Alabama Road 95 feet to the beginning point. Said tract was conveyed by Fred Addington to Mrs. Tom J. Denman, recorded in Deed Book 378, Page 54.

ALSO EXCEPTED: All that tract of parcel of land situated in original Land Lot No. 160 in the 4th District and 4th Section of Floyd County, Georgia, beginning at a point on the northerly line of the right of way of the New Alabama Road 305 feet easterly from the southwest corner of a tract sold to H. A. Burns by Fred Addington, said beginning point also being the southeast corner of a tract sold by Fred Addington to Mrs. Tom J. Denman, and running thence easterly along the line of said right of way 137.63 feet; thence north 1 degree and 5 minutes west
213.56 feet; thence north 81 degrees and 33 minutes west 135 feet to the northeast corner of the said Mrs. Tom J. Denman tract; thence southerly along the line of the said Mrs. Tom J. Denman lot 226 feet to the beginning point. Said tract contains .69 acres, more or less. Said tract was conveyed by Fred Addington to Alvin S. Ayers, et. al., and recorded in Deed Book 249, Page 590, Floyd County Deed Records.

in Plat Book 3, page 99 in the Office of the Clerk of the Superior Court of Floyd County, Georgia. Reference to said plat is hereby made for a more particular description of said property.

TRACT X (Tax Map 122-004B):
-------

A one-half undivided interest in and to:

All that tract or parcel of land situated, lying and being in Land Lots 148 and 149 in the 23rd District and 3rd Section of Floyd County, Georgia, being part of Tract 27 of the property of Dellinger, Inc. as shown on a plat recorded in the Office of the Clerk of the Superior Court of Floyd County, Georgia in Plat Book 6, page 227 and being more particularly described as follows:

BEGINNING 1976 feet North of the southwest corner of Tract No. 27, thence 290 feet East, thence North 550 feet, thence West 292 feet to the West line of Tract No. 27, thence back along the West line of Tract No. 27, 550 feet to the point of beginning; this property formerly owned by Dellinger, Inc., according to plat prepared by Kieffer Lindsey, dated August 1, 1961, and recorded in Book 6, Page 227, of the Deed Records of Floyd County, Georgia.

All mineral rights are reserved by previous owners. Building restrictions are as recorded in Book 8, Page 9, in the office of the Clerk of Floyd Superior Court.

TRACT XI (Tax Map 452-13-10A):
--------

A one-third undivided interest in and to:

All that tract or parcel of land situated, lying and being in the County of Floyd and described as follows:

Being in the 4th District and 4th Section of Floyd County and being a part of Land Lots Nos. 160 and 129, more particularly described as beginning at the northwest corner of the intersection of the Alabama Road and the Old Airport Road and running thence northerly along the west side of the said Old Airport Road a distance of 520 feet, more or less, to the right of way of the Southern Railway Company; thence westerly along the said right of way of said Railway a distance of 710 feet, more or less, to the northwest corner of this tract; thence in a generally southerly direction to the Old Alabama Road; thence in a generally southeast by east direction along said Old Alabama Road to the present Alabama Road, and thence east to the point of beginning. Said tract is recorded in Deed Book 163, Page 459, in the Floyd County Deed Records.

BEGINNING at the point on the southwesterly line of East Seventh Street (formerly Division Street) where the same intersects the southeasterly line of Southern Railway Company right of way; and from said beginning point running southeasterly, along the southwesterly line of East Seventh Street 180 feet, more or less, to the northwest corner of tract formerly owned by Hugh B. Parks; thence southwesterly, along the northwest line of said tract formerly owned by Hugh B. Parks, 270 feet, more or less, to corner of lot formerly known as the Weller lot (part later owned by Miss Geraldine Barton and Mrs. Nell B. Perryman and part later owned by W. E. Wiggins, Sr.); thence northwesterly, along the northerly line of said tract formerly known as the Weller Lot, 125 feet, more or less, to the southeasterly line of Southern Railway Company right of way; and thence northeasterly, along the southeasterly line of Southern Railway Company right of way, 180 feet, more or less, to the beginning point.

TRACT VII (Tax Map 432-28-9):
---------

All that tract or parcel of land situated, lying and being in the City of Rome, Floyd County, Georgia, and being all of Lots Numbers Thirteen (13), Fourteen
(14) and Fifteen (15) of the City Land Company's Alto View Addition to West Rome, as shown on a plat of said addition recorded in Plat Book 1, page 29 in the Office of the Clerk of the Superior Court of Floyd County, Georgia.

TRACK VIII (Tax Map 432-3-2):
----------

All that tract of parcel of land situated, lying and being in Land Lot 202 in the 23rd District and 3rd Section of Floyd County, Georgia, and being the easterly 1/2 of Lot 31 and all of Lot 32 in the City Land Company's Fourth Addition to Summerville Park, a plat of which is recorded in Plat Book 3, page 99 in the Office which is recorded in Plat Book 3, page 99 in the Office of the Clerk of the Superior Court of Floyd County, Georgia. Said property has situated thereon a house known as NO. 40 Battey Drive, Rome, Georgia, and is the same property as that described in a warranty deed recorded in Book 475, page 321 of the Floyd County Deed Records. Reference to said deed being made for a more particular description of said property.

TRACT IX (Tax Map 432-3-1):
--------

All that tract or parcel of land situated, lying and being in Land Lot 202 in the 23rd District and 3rd Section of Floyd County, Georgia, in the City of Rome, and being Lot 33 in the City Land Company's Fourth Addition to Summerville Park, a plat of which is recorded

No. 2 in Block "F" of said Subdivision; thence southerly along the easterly line of said Lot No. 2 a distance of 100 feet to the southeasterly corner of said Lot No. 2; thence easterly along the northerly line of Lot No. 26 in Block
"F" of said Subdivision a distance of 140 feet, more or less, to a point on the westerly side of Callier Springs Road; thence northerly along the westerly side of Callier Springs Road a distance of 100 feet to the point of beginning.

TRACT IV (Tax Map 432-1-64):
--------

All that tract or parcel of land situated, lying and being in Land Lot 202 in the 23rd District and 3rd Section of Floyd County, Georgia, in the City of Rome, and being more particularly described as follows:

BEGINNING at an iron pin which marks the northerwesterly corner of the intersection of Clark Avenue and the northeasterly side of the right of way of the Central of Georgia Railroad; running thence northerly 720 feet, more or less, along the westerly side of Clark Avenue to a point marked by an iron pin; running thence east a distance of 125 feet, more or less, to the westerly right of way now or formerly owned by the Rome and Northern Railroad Company; going thence northwesterly along the westerly right of way line of said railroad 390 feet, more or less, to a stake; going thence south 42 3/4 degrees west, 314 feet, more or less, to a stake; thence southerly and approximately parallel with Clark Avenue 646 feet, more or less, to the northeasterly side of the right of way of Central of Georgia Railroad; thence southeasterly and along the Central of Georgia right of way, 356.6 feet, more or less, to the point of beginning.

TRACT V (Tax Map 323-8-1 and 323-8-2):
-------

All that tract or parcel of land situated, lying and being in the First Ward of the City of Rome, Floyd County, Georgia, and being further described as Parcel 1, Block 13, according to a plat of Block Nos. 12, 13, and Lot 5, Block 7, of East First Street Urban Renewal Project Ga. R-89, recorded in Plat Book 10, Page 141, in the office of the Clerk of the Superior Court of Floyd County, Georgia, reference to which plat is hereby made for a more particular description.

TRACT VI (Tax Map 334-28-22):
--------

All that tract or parcel of land situated, lying and being in Block C of East Rome in the City of Rome in Land Lots 276 and 285 in the 23rd District and 3rd Section of Floyd County, Georgia, described as follows:

point of beginning. This conveyance is expressly made subject to the "Property Restrictions Requirements" relating to Callier Springs Heights Subdivision recorded in Deed Book 487, Page 410, and Deed Book 508, Page 489, Floyd County Deed Records.

Tract II (Tax Map 328-14-26):
--------

All that tract or parcel of land situated, lying and being in Land Lot No. 328 in the 23rd District and 3rd Section of Floyd County, Georgia, and being Lot No. 26 in Block "F" of Callier Springs Heights, according to a revised plat thereof recorded in Plat Book 9, Page 132, in the office of the Clerk of the Superior Court of FLoyd County, Georgia, said Lot No. 26 being more particularly described as follows:

BEGINNING at a point on the westerly side of Callier Springs Road, which point is southerly 196 feet from the interception of the southerly side of Cross View Boulevard with the westerly side of Callier Springs Road; running thence southerly along the westerly side of Callier Springs Road a distance of 100 feet to a point marking the northeast corner of Lot No. 25; thence westerly along the northerly side of Lot No. 25 a distance of 135 feet, more or less, to the southeast corner of Lot No. 3; thence northerly along the easterly side of said Lot No. 3 a distance of 100 feet to the southwest corner of Lot No. 27; thence easterly along the southerly side of said Lot No. 27 a distance of 140 feet, more or less, to the point of beginning. This conveyance is expressly made subject to the "Property Restrictions and Requirements" relating to Callier Springs Heights Subdivision recorded in Deed Book 487, Page 410, and Deed Book 508, Page 489, Floyd County Deed Records.

TRACT III (Tax Map 328-14-27):
---------

All that tract or parcel of land situated, lying and being Lot No. 328 in the 23rd District and 3rd Section of Floyd County, Georgia, and being Lot No. 27, Block "F" of Callier Spring Heights, according to a revised plat thereof recorded in Plat Book 9, Page 132, in the office of the Clerk of Superior Court of Floyd County, Georgia. The lot hereby conveyed begin more particularly described as follows:

BEGINNING at a point on the westerly side of Callier Springs Road, which point is southerly 96 feet from the intersection of the southerly side of Cross View Boulevard with the westerly side of Callier Springs Road; thence running westerly along the southerly line of Lot No. 28 in Block "F" of said Subdivision a distance of 140 feet, more or less, to the northeasterly corner of Lot

                                DEED OF ASSENT
                                --------------

STATE OF GEORGIA, FLOYD COUNTY:

          THIS INDENTURE, made this the ____ day of February, in the year of our Lord One Thousand Nine Hundred and Ninety between First Union National Bank and Jerry L. Minge, Co-Executors of the Estate of James E. Minge of the County of Floyd and State of Georgia of the first part and First Union National Bank, Trustee under Trust created by will of James E. Minge, Deceased of the County of Floyd and State of Georgia of the Second part:

                             W I T N E S S E T H:
                             -------------------

          That the said parties of the first part for the purpose of carrying out the provisions of the will of James E. Minge, and evidencing the assent of said parties of the first part to the devise thereby made, there being ample property and assets in the estate of said deceased to satisfy all of the debts of that estate, have delivered and conveyed, and by these presents deliver and convey unto the said party of the second part, its heirs, successors and assigns the following described property:

     TRACT I (Tax Map 328-14-25):
     -------

     All that tract or parcel of land situated, lying and being in the 23rd District and 3rd Section of Floyd County, Georgia, and being Lot No. 25 in Block "F" of Callier Springs Heights, according to a revised plat thereof recorded in Plat Book 9, Page 132, in the office of the Clerk of the Superior Court of Floyd County, Georgia. Said Lot No. 25 being more particularly described as follows:

     BEGINNING at a point on the westerly side of Callier Springs Road, which point is southerly 296 feet from the intersection of the southerly side of Cross View Boulevard with the westerly side of Callier Springs Road thence running South along the westerly side of Callier Springs Road a distance of 100 feet to a point marking the northeast corner of Lot No. 24; thence westerly along the northerly side of said Lot No. 24 a distance of 125 feet, more or less to the southeast corner of Lot No. 4; thence northerly along the easterly side of said Lot No. 4 a distance of 100 feet to the southwest corner of Lot No. 26; thence easterly along the southerly side of said Lot No. 26 a distance of 135 feet, more or less, to the of the County of Floyd and State of Georgia Deputy Clerk of Superior Court of the first part, and FIRST UNION NATIONAL BANK OF GEORGIA, as Trustee under the Minge Family Trust Agreement dated of the County of Floyd and State of Georgia of the second part.

     WITNESSETH: That the said party of the first part, for and in consideration of the sum of TEN and NO/100 ($10.00) and other good and valuable consideration __________________ Dollars in hand paid, the receipt whereof is hereby acknowledged, has sold and conveyed, and by these presents does sell and convey unto the said party of the second part, its heirs, administrators, executors, representatives, successors and assigns, all that land and real estate described as follows:

     All that tract or parcel of land situated, lying and being in Land Lot 129 and/or Land Lots 128, 160 and 161 in the 4th District and 4th Section of Floyd County, Georgia, and being in the Third Ward of the City of Rome, Georgia, and being more particularly described as follows: BEGINNING at a concrete monument on the northerly right of way of Shorter Avenue, south 52 degree 01 minutes 13 seconds west a distance of 41.34 feet from the westerly right of way of the Old Airport Road, and from said concrete monument running thence north 52 degrees 01 minutes 13 second east a distance of 41.34 feet to a concrete monument on the west side of the Old Airport Road, thence north 00 degrees 52 minutes 07 seconds west along the westerly right of way of the Old Airport Road a distance of 182.54 feet to a point, which is the POINT OF BEGINNING; from said point of beginning, running thence north 84 degrees 04 minutes 42 seconds west a distance of
     202.99 feet to a point, thence north 81 degrees 52 minutes 00 seconds west a distance of 135.00 feet to a point, thence north 82 degrees 17 minutes 00 seconds west a distance of 95.06 feet to a concrete monument; thence south 00 degrees 01 minutes 00 seconds west a distance of 226.17 feet to a point located on the northerly right of way of Shorter Avenue; thence north 76 degrees 24 minutes 00 seconds west a distance of 20.03 feet to a concrete monument; thence north 00 degree 01 minutes 00 seconds east a distance of 230.84 feet to a point; thence north 76 degrees 20 minutes 52 seconds west a distance 192.35 feet to a point; thence running north 00 degrees 04 minutes 02 seconds east a distance of 453.85 feet to a point located on the southerly right of way of the Southern Railroad; thence running south 68 degrees 02 minutes 50 seconds east a distance of 696.67 feet to a point located on the westerly right of way of the Old Airport Road; thence running south 02 degrees 27 minutes 12 seconds west a distance of 140.80 feet to a point; thence south 01 degrees 37 minutes 21 seconds west a distance of 160.38 feet to a point, which is the POINT OF BEGINNING.

     The above described property is in accordance with a survey of said property prepared by Horne Associates dates March 6, 1992, reference to which is hereby made for a more particular description.

     The interest herein conveyed by the Grantor in this deed is as follows:
     16.25% of an undivided 1/3 interest in the above described property.

  TO HAVE AND TO HOLD, The said bargained premises, together with all and singular the rights, members and appurtenances thereunto belonging, or in any wise appertaining, to the only proper use, benefit and behoof of the said party of the second part, its heirs, administrators, executors, representatives, successors and assigns, forever, in FEE SIMPLE.

  And the said party of the first part, binding his heirs, administrators, executors, representatives, successors and assigns, hereby warrants the title to said bargained premises and members and appurtenances thereunto belonging, unto said party of the second part, its heirs, administrators, executors, representatives, successors and assigns, against the lawful claims of any and all persons whomsoever.

  IN WITNESS WHEREOF, The said party of the first part has hereunto set his hand _____ and affixed his seal ____ the day and year first above written.

Signed, sealed and delivered in the presence of:



/s/ [SIGNATURE ILLEGIBLE]                 /s/ Jerry L. Minge            (SEAL)
-------------------------------           -----------------------------
/s/ [SIGNATURE ILLEGIBLE]                 JERRY L. MINGE                (SEAL)
-------------------------------           -----------------------------
NOTARY PUBLIC     FLOYD                                                 (SEAL)
              -----------------           _____________________________
COUNTY         GEORGIA                                                  (SEAL)
        -----------------------           _____________________________

                        STATE OF GEORGIA, FLOYD COUNTY

                          Office of The Probate Judge


I Myra B. Hunt, Clerk of the Probate Court of said County, do hereby certify that I have compared the foregoing copy of Letters Testamentary issued to James Bruce Minge, Janie May Watson and First Union National Bank, Executors of the Last Will and Testament of Walter B. Minge, deceased with the original record thereof, now remaining in this office, and the same is a correct transcript therefrom and of the whole of such original record.

     In testimony whereof I have hereunto set my hand and affixed the seal of the Probate Court. This the 2nd day of August 1994


                                              /s/ Myra B. Hunt
                                              ---------------------------------
                                                 Clerk of the Probate Court

COUNTY OF Floyd

                             LETTERS TESTAMENTARY
                         (Relieved of Filing Returns)

By Jean P. Duncan, Judge of the Probate Court of said County.

KNOW ALL WHOM IT MAY CONCERN:

     That on the 28th day of July, 1994 at a regular term of the Probate Court, the last Will and Testament dated January 27, 1989, of Walter R. Minge deceased, at the time of his death a resident of said County, was legally proven in solemn form and was admitted to record by order, and it was further ordered that James Bruce Minge, Janie May Watson and First Union National Bank name as Executor(s) in said Will, be allowed to qualify, and that upon so doing, Letters Testamentary be issued to such Executor(s).

     NOW, THEREFORE, the said James Bruce Minge, Janie May Watson and First Union National Bank, having taken the oath of office and complied with all the necessary prerequisites of the law are legally authorized to discharge all the duties and exercise all the powers of Executor(s) under the Will of said deceased, according to the Will and the law.

     Given under my hand and official seal, the 28th day of July, 1994.


                                              /s/ Jean P. Duncan
                                              ----------------------------------
                                              Judge of the Probate Court


NOTE: The following must be signed if the judge does not sign the original of this document:


Issued by:                                                                (Seal)


___________________________________
Clerk, Probate Court
pin; running thence south 85 degrees 32 minutes east 201.82 feet to an iron pin on the west line of Old Airport Road; running thence southerly along the westerly line of Old Airport Road, 205 feet, more or less, to an iron pin and the point of beginning. This property is bounded on the south by Shorter Avenue, on the east by Old Airport Road, on the west by West Rome Animal Clinic, and the north by property leased by Integrated Products.

TRACT X (Tax Map 566-3):
-------

To find the true point of beginning start at an iron pin on the west right of way line of Black Bluff Road 200 feet southwest of the point where the north line of Land Lot 359 intersects the west right of way of the Black Bluff Road as measured along said Black Bluff Road, and running thence south 40 degrees 11 minutes west 139.72 feet to a point; thence south 41 degrees 59 minutes west
187.33 feet to an iron pin; thence north 49 degrees 55 minutes west 192.6 feet to an iron pin; thence north 34 degrees 3 minutes east 132.23 feet to an iron pin; thence north 79 degrees 02 minutes west 311.72 feet TO THE POINT OF BEGINNING; thence north 79 degrees 02 minutes west 114.28 feet to an iron pin; thence south 36 degrees 57 minutes west 113.22 feet to a point; thence north 86 degrees 30 minutes east 146.95 feet to a point; thence north 29 degrees 12 minutes east 68.79 feet to the point of beginning.

to the beginning point on the northerly side of said road. Said described tract contains one (1) acre and is further described in a deed from Fred Addington to
H. A. Burns, recorded in Deed Book 163, Page 475, Floyd County Deed Records.

ALSO EXCEPTED: All that tract of land located in Land Lot No. 160 in said District and Section of Floyd County, more particularly described as commencing at a point on the northerly side of the present Alabama Road 305 feet easterly from the southwest corner of the first tract above mentioned, said beginning point also being 20 feet easterly from the southeast corner of the tract of land conveyed by said first party to H. A. Burns; and running thence northerly, parallel with the line of said tract conveyed to H. A. Burns, 226 feet, thence easterly, parallel with the said Alabama Road 95 feet; thence southerly, parallel with said line on the east side of said H. A. Burns ?????, 226 feet to the Alabama Road; thence westerly along the northerly side of said Alabama Road 95 feet to the beginning point. Said tract was conveyed by Fred Addington to Mrs. Tom J. Denman, recorded in Deed Book 378, Page 54.

ALSO EXCEPTED: All that tract or parcel of land situated in original Land Lot No. 160 in the 4th District and 4th Section of Floyd County, Georgia, beginning at a point on the northerly line of the right of way of the New Alabama Road 305 feet easterly from the southwest corner of a tract sold to H. A. Burns by Fred Addington, said beginning point also being the southeast corner of a tract sold Addington to Mrs. Tom J. Denman, and running thence easterly along the line of said right of way 137.63 feet; thence north 1 degree and 5 minutes west 213.56 feet; thence north 81 degrees and 33 minutes west 135 feet to the northeast corner of the said Mrs. Tom J. Denman tract; thence southerly along the line of the said Mrs. Tom J. Denman lot 226 feet to the beginning point. Said tract contains .69 acres, more or less. Said tract was conveyed by Fred Addington to Alvin S. Ayers, et. al., and recorded in Deed Book 249, Page 590, Floyd County Deed Records.

ALSO EXCEPTED: All that tract or parcel of land situated, lying and being in Land Lot 129 and/or 160 in the 4th District and 4th Section of FLoyd County, Georgia, and being in the 3rd Ward of the City of Rome and being more particularly described as follows:

Beginning at an iron pin which marks the intersection of the north line of Shorter Avenue with the west line of Old Airport Road and running thence north 85 degrees 29 minutes west, 201.16 feet to an iron pin; running thence north 01 degree 05 minutes west, 208.52 feet to an iron

Georgia. Said property has situated thereon, a house known as No. 40 Battey Drive, Rome, Georgia, and is the same property as that described in a warranty deed recorded in Book 475, page 321 of the Floyd County Deed Records. Reference to said deed being made for a more particular description of said property.

TRACT VIII (Tax Map 432-3-1)
----------

All that tract or parcel of land situated, lying and being in Land Lot 202 in the 23rd District and 3rd Section of Floyd County, Georgia, in the City of Rome, and being Lot 33 in the City Land Company's Fourth Addition to Summerville Park, a plat of which is recorded in Plat Book 3, page 99 in the Office of the Clerk of the Superior Court of Floyd County, Georgia. Reference to said plat is hereby made for a more particular description of said property.

TRACT IX  (Tax Map 452-13-10A)
--------

A one-third undivided interest in and to:

All that tract or parcel of land situated, lying and being in the County of Floyd and described as follows:

Being in the 4th District and 4th Section of FLoyd County and being a part of Land Lots Nos. 160 and 129, more particularly described as beginning at the northwest corner of the intersection of the Alabama Road and the Old Airport Road and running thence northerly along the west side of the said Old Airport Road a distance of 520 feet, more or less, to the right of way of the Southern Railway Company; thence westerly along the said right of way of said Railway a distance of 710 feet, more or less, to the northwest corner of this tract; thence in a generally southerly direction to the Old Alabama Road; thence in a generally southeast by east direction along said Old Alabama Road to the present Alabama Road, and thence east to the point of beginning. Said tract is recorded in Deed Book 163, Page 459, in the Floyd County Deed Records.

LESS AND EXCEPT THE FOLLOWING TRACTS OF LAND: All that tract of land situated and lying in Land Lot No. 160 in the 4th District and 4th Section of FLoyd County, Georgia, and more particularly described as commencing at a point on the Alabama Road at the southwest corner of the above tract and running thence northerly along the westerly line of said tract a distance of 230.84 feet; thence easterly parallel with the present Alabama Public Road, 190 feet; thence southerly parallel with said first described line, 230.84 feet to the Alabama Public Road; thence westerly along said Alabama Public Road 190 feet more or less, to a stake; going thence south 42 3/4 degrees west, 314 feet, more or less, to a stake; thence southerly and approximately parallel with Clark Avenue 646 feet, more or less, to the northeasterly side of the right of way of Central of Georgia Railroad; thence southeasterly and along the Cental of Georgia right of way, 356.6 feet, more or less, to the point of beginning.

TRACT V (Tax Map 334-28-22):
-------

All that tract or parcel of land situated, lying and being in Block C of East Rome in the City of Rome in Land Lots 276 and 285 in the 23rd District and 3rd Section of Floyd County, Georgia, described as follows:

BEGINNING at the point on the southwesterly line of East Seventh Street (formerly Division Street) where the same intersects the southeasterly line of Southern Railway Company right of way; and from said beginning point running southeasterly, along the southwesterly line of East Seventh Street 180 feet, more or less, to the northwest corner of tract formerly owned by Hugh B. Parks; thence southwesterly, along the northwest line of said tract formerly owned by Hugh B. Parks, 270 feet, more or less, to corner of lot formerly known as the Weller lot (part later owned by Miss Geraldine Barton and Mrs. Nell B. Perryman and part later owned by W. E. Wiggins, Sr.); thence northwesterly, along the northerly line of said tract formerly known as the Weller Lot, 125 feet, more or less, to the southeasterly line of Southern Railway Company right of way; and thence northeasterly, along the southeasterly line of Southern Railway Company right of way, 180 feet, more or less, to the beginning point.

TRACT VI (Tax Map 432-28-9):
--------

All that tract or parcel of land situated, lying and being in the City of Rome, Floyd County, Georgia, and being all of Lots Numbers Thirteen (13), Fourteen
(14) and Fifteen (15) of the City Land Company's Alto View Addition to West Rome, as shown on a plat of said addition recorded in Plat Book 1, page 29 in the Office of the Clerk of the Superior Court of Floyd County, Georgia.

TRACT VII (Tax Map 432-3-2):
---------

All that tract or parcel of land situated, lying and being in Land Lot 202 in the 23rd District and 3rd Section of Floyd County, Georgia, and being the easterly 1/2 of Lot 31 and all of Lot 32 in the City Land, Company's Fourth Addition to Summerville Park, a plat of which is recorded in Plat Book 3, Page 99 in the Office of the Clerk of the Superior Court of Floyd County, corner of Lot No. 3; thence northerly along the easterly side of said Lot No. 3 a distance of 100 feet to the southwest corner of Lot No. 27; thence easterly along the southerly side of said Lot No. 27 a distance of 140 feet, more or less, to the point of beginning. This conveyance is expressly made subject to the "Property Restrictions and Requirements" relating to Callier Springs Heights Subdivision recorded in Deed Book 487, Page 410, and Deed Book 508, Page 489, Floyd County Deed Records.

TRACT III (Tax Map 328-14-27)
---------

All that tract or parcel of land situated, lying and being Lot No. 328 in the 23rd District and 3rd Section of Floyd County, Georgia, and being Lot No. 27, Block "F" of Callier Springs Heights, according to a revised plat thereof recorded in Plat Book 9, Page 132, in the office of the Clerk of Superior Court of Floyd County, Georgia. The lot hereby conveyed being more particularly described as follows:

BEGINNING at a point on the westerly side of Callier Springs Road, which point is southerly 96 feet from the intersection of the southerly side of Cross View Boulevard with the westerly side of Callier Springs Road; thence running westerly along the southerly line of Lot No. 28 in Block "F" of said Subdivision a distance of 140 feet, more or less, to the northeasterly corner of Lot No. 2 in Block "F" of said Subdivision; thence southerly along the easterly line of said Lot No. 2 a distance of 100 feet to the southeasterly corner of said Lot No. 2; thence easterly along the northerly line of Lot No. 26 in Block "F" of said Subdivision a distance of 140 feet, more or less, to a point on the westerly side of Callier Springs Road; thence northerly along the westerly side of Callier Springs Road a distance of 100 feet to the point of beginning.

TRACT IV (Tax Map 432-1-64)
--------

All that tract or parcel of land situated, lying and being in Land Lot 202 in the 23rd District and 3rd Section of Floyd County, Georgia, in the City of Rome, and being more particularly described as follows:

BEGINNING at an iron pin which marks the northwesterly corner of the intersection of Clark Avenue and the northeasterly side of the right of way of the Central of Georgia Railroad; running thence northerly 720 feet, more or less, along the westerly side of Clark Avenue to a point marked by an iron pin; running thence east a distance of 125 feet, more or less, to the westerly right of way now or formerly owned by the Rome and Northern Railroad Company; going thence northwesterly along the westerly right of way line of said railroad 390 feet,

                                 EXHIBIT "A"

TRACT I (Tax Map 328-14-25):
-------

All that tract or parcel of land situated, lying and being in the 23rd District and 3rd Section of Floyd County, Georgia, and being Lot No. 25 in Block "F" of Callier Springs Heights, according to a revised plat thereof recorded in Plat Book 9, Page 132, in the office of the Clerk of the Superior Court of Floyd County, Georgia. Said Lot No. 25 being more particularly described as follows:

BEGINNING at a point on the westerly side of Callier Springs Road, which point is southerly 296 feet from the intersection of the southerly side of Cross View Boulevard with the westerly side of Callier Springs Road thence running South along the westerly side of Callier Springs Road a distance of 100 feet to a point marking the northeast corner of Lot No. 24; thence westerly along the northerly side of said Lot No. 24 a distance of 125 feet, more or less to the southeast corner of Lot No. 4; thence northerly along the easterly side of said Lot No. 4 a distance of 100 feet to the southwest corner of Lot No. 26; thence easterly along the southerly side of said Lot No. 26 a distance of 135 feet, more or less, to the point of beginning. This conveyance is expressly made subject to the "Property Restrictions Requirements" relating to Callier Springs Heights Subdivision recorded in Deed Book 487, Page 410, and Deed Book 508, Page 489, Floyd County Deed Records.

TRACT II (Tax Map 328-14-26):
--------

All that tract or parcel of land situated, lying and being in Land Lot No. 328 in the 23rd District and 3rd Section of Floyd County, Georgia, and being Lot No. 26 in Block "F" of Callier Springs Heights, according to a revised plat thereof recorded in Plat Book 9, Page 132, in the office of the Clerk of the Superior Court of Floyd County, Georgia, said Lot No. 26 being more particularly described as follows:

BEGINNING at a point on the westerly side of Callier Springs Road, which point is southerly 196 feet from the intersection of the southerly side of Cross View Boulevard with the westerly side of Callier Springs Road; running thence southerly along the westerly side of Callier Springs Road a distance of 100 feet to a point marking the northeast corner of Lot No. 25; thence westerly along the northerly side of Lot No. 25 a distance of 135 feet, more or less, to the southeast

          The will of the said James E. Minge is on file in the Office of the Probate Court of Floyd County, Georgia, having been probated in solemn from with Letters Testamentary granted to parties of the first part on July 20, 1988.

     In Witness whereof, First Union National Bank and Jerry L. Minge, Co-Executors, have hereunto set their hands and affixed their seals the day and year first above written.

Sworn to and subscribed before               FIRST UNION NATIONAL BANK
me this 8/th/ day of July, 1992.

/s/ Louise D. Adams                          BY: /s/ [SIGNATURE ILLEGIBLE]
----------------------------------               -------------------------------
WITNESS                                          TITLE: Vice President
                                                       -------------------------

/s/ [SIGNATURE ILLEGIBLE]                    ATTEST: /s/ [SIGNATURE ILLEGIBLE]
----------------------------------                   ---------------------------
NOTARY PUBLIC                                    TITLE: VICE PRESIDENT
                                                        ------------------------

My Commission expires:
         3/5/94                                            [SEAL]
------------------------------


Sworn to and subscribed before
me this 8th day of July, 1992.


/s/ Louise D. Adams                          /s/ Jerry L. Minge          (SEAL)
----------------------------------           ----------------------------
WITNESS                                      JERRY L. MINGE


 /S/ [SIGNATURE ILLEGIBLE]
----------------------------------
NOTARY PUBLIC


My Commission expires:
         3/5/94
------------------------------

                                                            [STAMP APPEARS HERE]


                                DEED OF ASSENT


STATE OF GEORGIA
COUNTY OF FLOYD.

          THIS INDENTURE made this 10th day of July, 1992 between First Union National Bank and Jerry L. Minge, Co-Executors of the Estate of James E. Minge of the County of Floyd and State of Georgia of the first part and First Union National Bank, Trustee under Trust created under Item Eight of the will of James
E. Minge, Deceased, of the County of Floyd and State of Georgia of the second part:


                             W I T N E S S E T H:
                             - - - - - - - - - -

          That the said parties of the first part for the purpose of carrying out the provisions of the will of James E. Minge, and evidencing the assent of said parties of the first part to the devise thereby made, there being ample property and assets in the estate of said deceased to satisfy all of the debts of that estate, have delivered and conveyed and by these presents delivers and conveys unto the said party of the second part, its heirs, successors and assigns the following described property:

          See Exhibit "A" attached hereto and made a part hereof by reference.

TO HAVE AND TO HOLD, the said land, together with all and singular the rights, members and appurtenances thereto belonging, or in any wise appertaining, to the only proper use, benefit and behoof of the said party of the second part, its successors and assigns, in as ample a manner as said James E. Minge held the same.


                               Floyd County, Georgia
                              Real Estate Transfer Tax
                           Paid $    None
                                 ----------------------------
                                     7-16-92
                           Date  ----------------------------
                                   /s/ Vicki Powers
                                 ----------------------------
                            Deputy Clerk of Superior Court